SHARE EXCHANGE AGREEMENT


                                     BETWEEN



                         NORTHWEST AIRLINES CORPORATION

                                       AND

                    KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V.



                            DATED AS OF JUNE 28, 1996


                      ------------------------------------




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                                TABLE OF CONTENTS


                                                                                                               Page

                                    ARTICLE I

                                                    DEFINITIONS.................................................  1

         1.1  Defined Terms.....................................................................................  1

                                   ARTICLE II

                                                EXCHANGE OF SHARES..............................................  5

         2.1  Transfer of Shares................................................................................  5
         2.2  Delivery of Shares................................................................................  5
         2.3  Consideration.....................................................................................  5

                                   ARTICLE III

                                                   THE CLOSINGS.................................................  6

         3.1  The Closing.......................................................................................  6

                                   ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES........................................  7

         4.1  Representations and Warranties of KLM.............................................................  7
         4.2  Representations and Warranties of NWA Corp........................................................  9

                                    ARTICLE V

                                               CONDITIONS PRECEDENT............................................. 10

         5.1  Conditions to Series A Closing.................................................................... 10
         5.2  Conditions to Series B Closing.................................................................... 12

                                   ARTICLE VI

                                                     COVENANTS.................................................. 14

         6.1  Consent to Future Dividends; Stock Repurchases.................................................... 14
         6.2  Holdback Agreement................................................................................ 16
         6.3  Certain Actions................................................................................... 17

                                   ARTICLE VII

                                                  INDEMNIFICATION............................................... 17

         7.1  Tax Indemnification; Contest...................................................................... 17


                                                                                                               Page
                                  ARTICLE VIII

                                                GENERAL PROVISIONS.............................................. 18

         8.1  Termination or Abandonment of Agreement........................................................... 18
         8.2  Expenses.......................................................................................... 19
         8.3  Execution in Counterparts......................................................................... 19
         8.4  Notices .......................................................................................... 19
         8.5  Governing Law..................................................................................... 20
         8.6  Titles and Headings............................................................................... 20
         8.7  Successors and Assigns............................................................................ 20
         8.8  Entire Agreement; No Oral Waiver.................................................................. 21
         8.9  Severability...................................................................................... 21
         8.10  No Third-Party Rights............................................................................ 21
         8.11  Submission To Jurisdiction....................................................................... 21
         8.12  Certain Litigation Matters....................................................................... 22
         8.13  Remedies......................................................................................... 22
         8.14  Brokers and Finders.............................................................................. 22
         8.15  Further Assurances............................................................................... 22
         8.16  Letter Agreement................................................................................. 22


SCHEDULES

Schedule I               Discounted Payments for Base Values

EXHIBITS

Exhibit A                Form of Promissory Note
Exhibit B                Form of Series B Purchase Agreement
Exhibit C                Form of Series B Put/Call Agreement
Exhibit D                Form of Amendment to Series B Registration Rights
                             Agreement


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                            SHARE EXCHANGE AGREEMENT


                  SHARE EXCHANGE AGREEMENT dated as of June 28, 1996 between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA Corp."), and KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., a Netherlands corporation ("KLM").


                              W I T N E S S E T H :


                  WHEREAS, on the date hereof, KLM is the beneficial owner of
(i) 3,691.2 shares (the "Series A Shares") of NWA Corp.'s Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and (ii) 2,962.7 shares (the "Series B Shares" and, together with the Series A Shares, the "Shares") of NWA Corp.'s Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");

                  WHEREAS, on the date hereof, in addition to the Series A Shares and the Series B Shares, KLM is the beneficial owner of 1,308.8 shares of Series A Preferred Stock and 436.3 shares of Series B Preferred Stock; and

                  WHEREAS, KLM and NWA Corp. desire to exchange the Series A Shares and the Series B Shares for the Series A Consideration and the Series B Consideration (each as defined herein), respectively, upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the terms defined in the recitals to this Agreement have the meanings assigned to such terms therein and the following terms have the following meanings:

                  "Affiliate" when used with respect to another Person, means any Person who is, whether directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person. As used herein, "control" means the beneficial ownership of at least a majority of the equity interests of a Person entitling the owner of such interests to direct the policies and operations of such Person.

                  "Agent Bank Certificate" means a certificate executed by Citibank, N.A., in its capacity as an agent under the Credit Agreement, to the effect that NWA Corp. sought but was not able to obtain the consent of the requisite number of banks parties to the Credit Agreement to permit the Series B Closing to occur.

                  "Agreement" means this Share Exchange Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "beneficially own" has the meaning given such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof. As used herein, the phrases "beneficial ownership" and "beneficial owner" have correlative meanings.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in New York, New York or in Minneapolis, Minnesota.

                  "Cash" means Dollars paid in immediately available funds.

                  "Closing" means each of the Series A Closing and the Series B Closing, as the context may require.

                  "Closing Date" means each of the Series A Closing Date and the Series B Closing Date, as the context may require.

                  "Consideration Agreements" means, collectively, the Series A Consideration, the Series B Note, the Series B Purchase Agreement and the Series B Put/Call Agreement.

                  "Credit Agreement" means the Credit Agreement dated as of December 15, 1995 among NWA Corp., NWA, Inc., Northwest Airlines, Inc., ABN Amro Bank N.V., as Compliance Agent, Bankers Trust Company, as Administrative Agent, Chemical Securities Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent, National Westminster Bank PLC and First Bank National Association, as Agents, and various lending institutions parties thereto, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "Dollars" and "$" mean lawful currency of the United States of America.

                  "LIBOR" means the rate per annum that appears on page 3750 provided by the Telerate News Service as of 11:00 A.M., London time, on the day when a Consideration Agreement is being executed and delivered (or, if such day is not a day when transactions in the London interbank market are conducted, the next preceding day when such transactions are conducted) for deposits of U.S. dollars having a maturity of (i) in the case of any determination with respect to Series A Consideration, six months, and (ii) in the case of any determination with respect to Series B Consideration, twelve months.

                  "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Series A Base Value" means, for each Series A Share, the present value as of the Series A Closing Date, discounted at a rate of 11.50% per annum, of the payments scheduled to be made in the amounts and on the dates set forth on Schedule I hereto, divided by the total number of Series A Shares as of the date of this Agreement. As of July 1, 1996, the aggregate Series A Base Values of the Series A Shares will be $227,059,957.44.

                  "Series A Certificate of Designation" means the Amended and Restated Certificate of Designation, which designated the Series A Preferred Stock, in the form in which it was filed with Secretary of State of Delaware on December 28, 1993 as part of NWA Corp.'s Second Amended and Restated Certificate of Incorporation.

                  "Series A Closing" has the meaning assigned to such term in Section 3.1(a).

                  "Series A Closing Date" has the meaning assigned to such term in Section 3.1(a).

                  "Series A Consideration" means a promissory note of NWA Corp. in a principal amount equal to the aggregate Series A Base Values for the Series A Shares, bearing interest at a rate per annum equal to LIBOR plus 1.125%, maturing on December 30, 1996 and otherwise substantially in the form of Exhibit A hereto.

                  "Series B Base Value" means, for each Series B Share, the present value as of the Series B Closing Date, discounted at a rate of 12.00% per annum, of the payments scheduled to be made in the amounts and on the dates set forth on Schedule I hereto, divided by the total number of Series B Shares as of the date of this Agreement. If the Series B Closing Date were July 28, 1996, the aggregate Series B Base Values of the Series B Shares would be $152,230,206.75.

                  "Series B Certificate of Designation" means the Amended and Restated Certificate of Designation, which designated the Series B Preferred Stock, in the form in which it was filed with Secretary of State of Delaware on December 28, 1993 as part of NWA Corp.'s Second Amended and Restated Certificate of Incorporation.

                  "Series B Closing" has the meaning assigned to such term in Section 3.1(b).

                  "Series B Closing Date" has the meaning assigned to such term in Section 3.1(b).

                  "Series B Consideration" means any of the following, as selected by NWA Corp. in accordance with Section 3.1(b) hereof: (i) a Series B Note, (ii) a Series B Purchase Agreement; (iii) a Series B Put/Call Agreement; (iv) Cash; or (v) any combination of the foregoing forms of consideration; provided that the aggregate amount payable pursuant to such Consideration Agreements shall equal the sum of the aggregate Series B Base Values of the Series B Shares (less the amount of Cash, if any, paid on the Series B Closing Date for Series B Shares) plus, for each Series B Payment Date contemplated by the Consideration Agreements, an amount equal to (A) the aggregate Series B Base Values of the Series B Shares to be purchased and sold on such Series B Payment Date multiplied by (B) LIBOR plus 1.125% multiplied by (C) a fraction, the numerator of which is equal to the actual number of days from and including the Series B Closing Date to and including each applicable Series B Payment Date and the denominator of which is 360.

                  "Series B Note" means a promissory note of NWA Corp. bearing interest at a rate per annum equal to LIBOR plus 1.125%, maturing on June 13, 1997 and otherwise substantially in the form of Exhibit A hereto.

                  "Series B Payment Date" means, with respect to any form of Series B Consideration, the date on which such form of Series B Consideration becomes payable in cash in accordance with the terms of such form of Series B Consideration.

                  "Series B Purchase Agreement" means a Share Purchase Agreement relating to Series B Shares providing for a Series B Payment Date on or before June 13, 1997 and otherwise substantially in the form of Exhibit B hereto.

                  "Series B Put/Call Agreement" means an agreement substantially in the form of Exhibit C hereto.

                  "Series B Registration Rights Agreement" means the Series B Preferred Stock Registration Rights Agreement, dated as of July 21, 1989, by and among NWA Corp., KLM and certain other stockholders of NWA Corp. parties thereto, as in effect on the date hereof.

                  "Stockholders' Agreement" means the Second Amended and Restated Investor Stockholders' Agreement dated as of December 23, 1993 by and among NWA Corp., KLM and certain other stockholders of NWA Corp. parties thereto, as in effect on the date hereof.

                                   ARTICLE II

                               EXCHANGE OF SHARES

                  2.1 Transfer of Shares. (a) On the terms and subject to the conditions contained herein, KLM agrees to transfer to NWA
Corp., and NWA Corp. agrees to acquire from KLM, at the Series A
Closing, all of the Series A Shares.

                  (b) On the terms and subject to the conditions contained herein, KLM agrees to transfer to NWA Corp., and NWA Corp. agrees to acquire from KLM, at the Series B Closing, all of the Series B Shares; provided that, if the Series B Consideration includes a Series B Purchase Agreement or a Series B Put/Call Agreement with respect to all or a portion of the Series B Shares, then that portion of the Series B Shares subject to the Series B Purchase Agreement and/or Series B Put/Call Agreement, as the case may be, shall be transferred on the applicable Series B Payment Date(s) (if, in the case of any Series B Put/Call Agreement, a Series B Payment Date occurs thereunder as a result of an exercise of an Option (as defined therein) pursuant thereto) and, on the Series B Closing Date, each of KLM and NWA Corp. shall execute and deliver such Series B Purchase Agreement and/or Series B Put/Call Agreement, as the case may be.

                  2.2 Delivery of Shares. (a) At the Series A Closing, KLM shall deliver to NWA Corp. a certificate or certificates representing all of the Series A Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed.

                  (b) At the Series B Closing, KLM shall deliver to NWA Corp. a certificate or certificates representing all of the Series B Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed, provided that, if the Series B Consideration includes a Series B Purchase Agreement or a Series B Put/Call Agreement with respect to all or a portion of the Series B Shares, then that portion of the Series B Shares subject to the Series B Purchase Agreement and/or Series B Put/Call Agreement, as the case may be, shall be delivered on the applicable Series B Payment Date(s) (if, in the case of any Series B Put/Call Agreement, a Series B Payment Date occurs thereunder as a result of an exercise of an Option (as defined therein) pursuant thereto).

                  2.3 Consideration. (a) At the Series A Closing, NWA Corp. shall deliver to KLM the Series A Consideration.

                  (b) At the Series B Closing, NWA Corp. shall deliver to KLM the Series B Consideration selected by NWA Corp. in accordance with Section 3.1(b) and, if such Series B Consideration includes a Series B Purchase Agreement and/or a Series B Put/Call Agreement, as the case may be, then, at the Series B Closing, each of KLM and NWA Corp. shall execute and deliver such Series B Purchase Agreement and/or Series B Put/Call Agreement, as the case may be.

                                   ARTICLE III

                                  THE CLOSINGS

                  3.1 The Closings. (a) The closing of the exchange of the Series A Shares provided for in this Agreement (the "Series A Closing") shall take place at the offices of Simpson Thacher & Bartlett at 10:00 a.m., New York City time, on July 1, 1996 (or as promptly as practicable thereafter following the satisfaction or waiver of the conditions to the Series A Closing set forth in Section 5.1), or at such other time and place as the parties hereto shall agree upon in writing, subject to the satisfaction or waiver of the conditions to the obligations of the parties to effect the Series A Closing set forth in
Section 5.1 hereof. The time and date of the Series A Closing are herein referred to as the "Series A Closing Date".

                  (b) The closing of the exchange of the Series B Shares provided for in this Agreement (the "Series B Closing") shall take place at the offices of Simpson Thacher & Bartlett at 10:00 a.m., New York City time, on such date on or prior to the 30th day following the date of this Agreement (or, if such 30th day following the date of this Agreement is not a Business Day, on the next succeeding Business Day) as shall be specified by NWA Corp. to KLM in a written notice (the "Series B Notice") delivered to KLM not later than two Business Days prior to the date specified by NWA Corp. in the Series B Notice as the date of the Series B Closing, or at such other time and place as the parties hereto shall agree upon in writing, subject to the satisfaction or waiver of the conditions to the obligations of the parties to effect the Series B Closing set forth in Section 5.2 hereof. The time and date of the Series B Closing are herein referred to as the "Series B Closing Date". In the Series B Notice, NWA Corp. shall select, in NWA Corp.'s sole discretion, the Series B Consideration that will be delivered at the Series B Closing and, if more than one form of Series B Consideration is selected by NWA Corp., the number of Series B Shares (and the corresponding aggregate Series B Base Values of such Series B Shares) that will be exchanged for each form of Series B Consideration.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  4.1 Representations and Warranties of KLM. KLM represents and warrants to NWA Corp. as follows:

                  (a) KLM is a corporation duly organized and validly existing under the laws of the Netherlands.

                  (b) KLM has all requisite corporate power and authority to execute and deliver this Agreement and each Consideration Agreement to which it may become a party and to perform its obligations hereunder and thereunder. The execution and delivery by KLM of this Agreement and each Consideration Agreement to which it may become a party and the performance of the transactions herein and therein contemplated to be performed by KLM have been duly authorized by the Supervisory Board of KLM and no further corporate action on the part of KLM is necessary to authorize this Agreement or any such Consideration Agreement and the performance of such transactions. This Agreement has been duly executed and delivered by KLM and, assuming due authorization, execution and delivery by NWA Corp., constitutes the legal, valid and binding agreement of KLM, enforceable against KLM in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity). Each Consideration Agreement to which KLM may become a party, when duly executed and delivered by KLM and, assuming due authorization, execution and delivery by NWA Corp., will constitute the legal, valid and binding agreement of KLM, enforceable against KLM in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity).

                  (c) None of the execution and delivery of this Agreement, the Consideration Agreements to which KLM may become a party or the performance by KLM of the transactions contemplated hereby or thereby will (i) violate or conflict with any of the provisions of the charter or other organizational documents of KLM, (ii) with or without the giving of notice or the lapse of time or both, violate or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any provision of any law, order, judgment, decree, restriction or ruling of any governmental authority to which KLM is a party or by which any of its property is bound or
(iii) result in the creation of any liens, encumbrances, equities or claims upon any of the Shares, except, in the case of clause (ii) above, for any such events which, individually or in the aggregate, could not materially adversely affect the ability of KLM to consummate the transactions contemplated hereby and by each of the Consideration Agreements which may be executed and delivered pursuant hereto.

                  (d) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body or any other Person is required for the execution, delivery and performance by KLM of this Agreement or any of the Consideration Agreements to which KLM may become a party and the consummation of the transactions contemplated hereby and thereby, including the exchange of the Shares pursuant hereto and thereto, except for the release by the Voting Trustee (as defined below) of the 2,754 Series A Shares held by it pursuant to the Voting Trust (as defined below).

                  (e) There are no lawsuits, actions, arbitrations or legal or administrative or regulatory proceedings, charges, complaints or investigations pending or, to the best knowledge of KLM, threatened against KLM, and KLM is not a party to, or subject to or bound by, any order, judgment, injunction, stipulation, award or decree (whether rendered by a court or administrative agency or by arbitration), in any such case, which could, individually or in the aggregate, materially adversely affect the ability of KLM to consummate the transactions contemplated hereby and by each of the Consideration Agreements.

                  (f) KLM has, and immediately prior to each Closing hereunder and each Series B Closing under (and as defined in) a Consideration Agreement KLM will have, good and valid title to the Shares to be exchanged at such Closing or Series B Closing, as the case may be, free and clear of all liens, encumbrances, equities or claims, except that, as of the date of this Agreement, 2,754 shares of the Series A Shares are held by Citibank, N.A., as trustee (the "Voting Trustee"), pursuant to the terms of the Voting Trust Agreement dated as of March 29, 1990, as amended (the "Voting Trust"), among KLM, NWA Corp. (formerly known as Wings Holdings Inc.) and Citibank, N.A.; and upon delivery of such Shares by KLM and delivery of the consideration therefor by NWA Corp. pursuant hereto or such Consideration Agreement, NWA Corp. will acquire good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims.

                  (g) Except for 2,754 shares of Series A Preferred Stock which are held of record by the Voting Trustee and which are beneficially owned by KLM, KLM is the record and beneficial owner on the date hereof of 5,000 shares of Series A Preferred Stock (including the Series A Shares) and 3,399 shares of Series B Preferred Stock (including the Series B Shares), and does not own of record or beneficially any other shares of any series of preferred capital stock of NWA Corp.

                  (h) Neither KLM nor any of its officers, directors, employees or agents has authorized any Person to act as a broker, finder or in any similar capacity on behalf of KLM in connection with the transactions contemplated by this Agreement or any of the Consideration Agreements, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, the costs and expenses of which shall be payable solely by KLM in accordance with Section 8.14 hereof.

                  4.2 Representations and Warranties of NWA Corp. NWA Corp. represents and warrants to KLM as follows:

                  (a) NWA Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) NWA Corp. has all requisite corporate power and authority to execute and deliver this Agreement and each Consideration Agreement to which it may become a party and to perform its obligations hereunder and thereunder. The execution and delivery by NWA Corp. of this Agreement and each Consideration Agreement to which it may become a party and the performance of the transactions herein and therein contemplated to be performed by NWA Corp. have been duly authorized by the Board of Directors of NWA Corp. and no further corporate action on the part of NWA Corp. is necessary to authorize this Agreement or any such Consideration Agreement and the performance of such transactions. This Agreement has been duly executed and delivered by NWA Corp. and, assuming due authorization, execution and delivery by KLM, constitutes the legal, valid and binding agreement of NWA Corp., enforceable against NWA Corp. in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity). Each Consideration Agreement to which NWA Corp. may become a party, when duly executed and delivered by NWA Corp. and, in the case of a Series B Purchase Agreement or a Series B Put/Call Agreement, assuming due authorization, execution and delivery by KLM, will constitute the legal, valid and binding agreement of NWA Corp., enforceable against NWA Corp. in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity).

                  (c) None of the execution and delivery of this Agreement, the Consideration Agreements to which NWA Corp. may become a party or the performance by NWA Corp. of the transactions contemplated hereby or thereby will
(i) subject to the consents and waivers set forth in Section 6.1 hereof, violate or conflict with any of the provisions of the charter or other organizational documents of NWA Corp. or (ii) with or without the giving of notice or the lapse of time or both, violate or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any provision of any law, order, judgment, decree, restriction or ruling of any governmental authority to which NWA Corp. is a party or by which any of its property is bound, except, in the case of clause (ii) above, (A) for any such events which, individually or in the aggregate, could not materially adversely affect the ability of NWA Corp. to consummate the transactions contemplated hereby and by each of the Consideration Agreements which may be executed and delivered pursuant hereto and (B) for the requirement to obtain the consent of the requisite number of banks parties to the Credit Agreement in order to be permitted to consummate the Series B Closing.

                  (d) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body or any other Person is required for the execution, delivery and performance by NWA Corp. of this Agreement or any of the Consideration Agreements to which NWA Corp. may become a party and the consummation of the transactions contemplated hereby and thereby, including the exchange of the Shares pursuant hereto and thereto, except for the consent required pursuant to the Credit Agreement.

                  (e) There are no lawsuits, actions, arbitrations or legal or administrative or regulatory proceedings, charges, complaints or investigations pending or, to the best knowledge of NWA Corp., threatened against NWA Corp., and NWA Corp. is not a party to, or subject to or bound by, any order, judgment, injunction, stipulation, award or decree (whether rendered by a court or administrative agency or by arbitration), in any such case, which could, individually or in the aggregate, materially adversely affect the ability of NWA Corp. to consummate the transactions contemplated hereby and by each of the Consideration Agreements.

                  (f) Neither NWA Corp. nor any of its officers, directors, employees or agents has authorized any Person to act as a broker, finder or in any similar capacity on behalf of NWA Corp. in connection with the transactions contemplated by this Agreement or any of the Consideration Agreements.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

                  5.1 Conditions to Series A Closing. (a) The obligations of NWA Corp. to effect the Series A Closing shall be subject to the satisfaction (or waiver by NWA Corp.) of the following conditions:

                         (i) Representations and Warranties and Performance. The representations and warranties of KLM contained herein shall have been true and correct in all material respects when made and in addition shall be true and correct in all material respects at and as of the Series A Closing Date with the same effect as though made at and as of the Series A Closing Date. KLM shall have performed in all material respects all obligations and shall have complied in all material respects with all covenants and other agreements required by this Agreement to be performed or complied with by KLM at or prior to the Series A Closing Date.

                        (ii) No Injunctions, etc. No injunction or temporary restraining order shall have been issued and remain in force which restrains, prohibits or invalidates the Series A Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series A Shares or the Series B Shares.

                       (iii) No Legal Actions, etc. No legal action or proceeding shall have been instituted or threatened by any Person that is not Affiliated with a party hereto seeking to restrain, prohibit or invalidate the Series A Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series A Shares or the Series B Shares.

                  (b) The obligations of KLM to effect the Series A Closing shall be subject to the satisfaction (or waiver by KLM) of the following conditions:

                         (i) Representations and Warranties and Performance. The representations and warranties of NWA Corp. contained herein shall have been true and correct in all material respects when made and in addition shall be true and correct in all material respects at and as of the Series A Closing Date with the same effect as though made at and as of the Series A Closing Date. NWA Corp. shall have performed in all material respects all obligations and shall have complied in all material respects with all covenants and other agreements required by this Agreement to be performed or complied with by NWA Corp. at or prior to the Series A Closing Date.

                       (ii) No Injunctions, etc. No injunction or temporary restraining order shall have been issued and remain in force which restrains, prohibits or invalidates the Series A Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series A Shares or the Series B Shares.

                       (iii) No Legal Actions, etc. No legal action or proceeding shall have been instituted or threatened by any Person that is not Affiliated with a party hereto seeking to restrain, prohibit or invalidate the Series A Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series A Shares or the Series B Shares.

                  5.2 Conditions to Series B Closing. (a) The obligations of NWA Corp. to effect the Series B Closing shall be subject to the satisfaction (or waiver by NWA Corp.) of the following conditions:

                         (i) Representations and Warranties and Performance. The representations and warranties of KLM contained herein shall have been true and correct in all material respects when made and in addition shall be true and correct in all material respects at and as of the Series B Closing Date with the same effect as though made at and as of the Series B Closing Date. KLM shall have performed in all material respects all obligations and shall have complied in all material respects with all covenants and other agreements required by this Agreement to be performed or complied with by KLM at or prior to the Series B Closing Date.

                       (ii) Officer's Certificate. NWA Corp. shall have received an executed certificate, dated the Series B Closing Date, of the Chief Financial Officer or Senior Vice President and General Counsel of KLM to the effect set forth in Section 5.2(a)(i) hereto.

                       (iii) Agent Bank Certificate. NWA Corp. shall not have delivered to KLM Agent Bank Certificate.

                        (iv) No Injunctions, etc. No injunction or temporary restraining order shall have been issued and remain in force which restrains, prohibits or invalidates the Series B Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series B Shares.

                       (v) No Legal Actions, etc. No legal action or proceeding shall have been instituted or threatened by any Person that is not Affiliated with a party hereto seeking to restrain, prohibit or invalidate the Series B Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series B Shares.

                  (b) The obligations of KLM to effect the Series B Closing shall be subject to the satisfaction (or waiver by KLM) of the following conditions:

                         (i) Representations and Warranties and Performance. The representations and warranties of NWA Corp. contained herein shall have been true and correct in all material respects when made and in addition shall be true and correct in all material respects at and as of the Series B Closing Date with the same effect as though made at and as of the Series B Closing Date. NWA Corp. shall have performed in all material respects all obligations and shall have complied in all material respects with all covenants and other agreements required by this Agreement to be performed or complied with by NWA Corp. at or prior to the Series B Closing Date.

                       (ii) Officer's Certificate. KLM shall have received an executed certificate, dated the Series B Closing Date, of the Treasurer or Senior Vice President, General Counsel and Secretary of NWA Corp. to the effect set forth in Section 5.2(b)(i) hereto.

                       (iii) No Injunctions, etc. No injunction or temporary restraining order shall have been issued and remain in force which restrains, prohibits or invalidates the Series B Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series B Shares.

                        (iv) No Legal Actions, etc. No legal action or proceeding shall have been instituted or threatened by any Person that is not Affiliated with a party hereto seeking to restrain, prohibit or invalidate the Series B Closing or the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by this Agreement with respect to the exchange of the Series B Shares.

                  (c) Notwithstanding anything in this Agreement to the contrary, neither KLM nor NWA Corp. shall have any further liability hereunder with respect to its obligations in respect of the Series B Closing if the Series B Closing shall not have occurred due to the failure of the condition specified in Section 5.2(a)(iii) hereof to be satisfied.


                                   ARTICLE VI

                                    COVENANTS

                  6.1 Consent to Future Dividends; Stock Repurchases. (a) KLM hereby unconditionally and irrevocably agrees, to the fullest extent permitted by applicable law, that, from and after the Series A Closing Date through and including August 15, 1998, the provisions of (i) the fifth sentence of paragraph
(3)(i) and paragraphs (3)(vi) (other than the last sentence thereof), (3)(vii) and (5)(iii) of the Series A Certificate of Designation and (ii) the proviso to paragraph (5)(i) of the Series B Certificate of Designation (such provisions, the "Relevant Series A Provisions") shall not be applicable to any shares of Series A Preferred Stock currently owned by KLM or which KLM or any of its Affiliates may hereafter acquire as a record or beneficial owner, and that KLM and each of its Affiliates shall not seek to enforce, and hereby waive the applicability of, such provisions.

                  (b) KLM hereby unconditionally and irrevocably agrees, to the fullest extent permitted by applicable law, that, from and after the Series B Closing Date through and including August 15, 1998, the provisions of paragraphs
(3)(vi) (other than the last sentence thereof), (3)(vii) and (5)(iii) of the Series B Certificate of Designation (such provisions, the "Relevant Series B Provisions") shall not be applicable to any shares of Series B Preferred Stock currently owned by KLM or which KLM or any of its Affiliates may hereafter acquire as a record or beneficial owner, and that KLM and each of its Affiliates shall not seek to enforce, and hereby waive the applicability of, such provisions.

                  (c) KLM hereby unconditionally and irrevocably agrees that, from and after the Series A Closing Date (with respect to the Series A Preferred Stock) and from and after the Series B Closing Date (with respect to the Series B Preferred Stock), in each case through and including August 15, 1998, NWA Corp. may, notwithstanding any provision to the contrary in the Series A Certificate of Designation or the Series B Certificate of Designation, as the case may be, or otherwise, declare, pay or set apart for payment any dividend on any of the Junior Securities or Parity Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any of the Junior Securities or Parity Securities or any warrants, rights, options or other securities exercisable for or convertible into any of the Junior Securities or Parity Securities, or make any distribution in respect of Junior Securities or Parity Securities, either directly or indirectly, and whether in cash, obligations or shares of NWA Corp. or other property, and may permit NWA Corp. or any corporation or other entity directly or indirectly controlled by NWA Corp. to purchase or redeem any of the Junior Securities or Parity Securities or any warrants, rights, options or other securities exercisable for or convertible into any of the Junior Securities or Parity Securities. For purposes of this
Section 6.1(c), the terms "Junior Securities" and "Parity Securities" have the meanings assigned to such terms in each of the Series A Certificate of Designation and the Series B Certificate of Designation.

                  (d) The agreements and waivers contained in Sections 6.1(a),
(b) and (c) shall be applicable to and binding upon all subsequent holders of the shares of Series A Preferred Stock and Series B Preferred Stock owned by KLM on the date of this Agreement, but in no event shall such agreements and waivers survive or have further force or effect after August 15, 1996.

                  (e) In furtherance of the agreements and waivers contained in Sections 6.1(a), (b) and (c), KLM hereby agrees that the certificate(s) representing the shares of Series A Preferred Stock and Series B Preferred Stock beneficially owned by it at any time prior to August 15, 1998 shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF SECTION 6.1 OF THE SHARE EXCHANGE AGREEMENT DATED AS OF JUNE 28, 1996 (THE "AGREEMENT") BETWEEN NORTHWEST AIRLINES CORPORATION (THE "CORPORATION") AND KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., WHICH PROVIDES THAT CERTAIN PROVISIONS OF THE CORPORATION'S CERTIFICATE OF DESIGNATION ESTABLISHING THE SERIES OF PREFERRED STOCK OF WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE ARE A PART, WILL NOT BE APPLICABLE TO SUCH SHARES DURING THE PERIOD SPECIFIED IN SUCH SECTION OF THE AGREEMENT TO THE SHARES REPRESENTED BY THIS CERTIFICATE. A COPY OF THE AGREEMENT IS ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE CORPORATION."

                  (f) NWA Corp. and KLM agree to use their best efforts to instruct the escrow agent for purposes of the Escrow (as defined in Section 17 of the Stockholders' Agreement) to enforce and act consistently with the provisions of this Section 6.1.

                  (g) In furtherance of this Section 6.1, NWA Corp. may convene a meeting of its stockholders for the purpose of voting to amend the Series A Certificate of Designation and/or the Series B Certificate of Designation to provide that the Relevant Series A Provisions and/or the Relevant Series B Provisions will not be applicable during the periods specified in this Section
6.1. At any such meeting of stockholders, KLM agrees to vote, and to cause each Affiliate of KLM that beneficially owns shares of capital stock of NWA Corp. to vote, all shares of capital stock of NWA Corp. beneficially owned by it and entitled to vote thereat in favor of such amendments. KLM HEREBY GRANTS TO, AND APPOINTS EACH OF JOHN H. DASBURG AND DOUGLAS M. STEENLAND, AND ANY SUCCESSOR OR AGENT OF EITHER THEREOF, KLM'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, WITH RESPECT TO THE SHARES OF CAPITAL STOCK OWNED BY KLM IN ACCORDANCE WITH THIS
SECTION 6.1(g) AT ANY MEETING OF STOCKHOLDERS. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND KLM WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. The proxy set forth in the second preceding sentence shall terminate at 12:01 a.m., New York City time, on August 16, 1998.

                  (h) NWA Corp. hereby agrees that nothing in this Section 6.1 shall be deemed to affect or prevent the accrual and accumulation of dividends in accordance with the provisions of the Series A Certificate of Designation and the Series B Certificate of Designation, respectively.

                  (i) Notwithstanding anything to the contrary contained in this
Section 6.1, if NWA Corp. fails to pay in cash and in full (i) the principal of and interest on the Series A Consideration on the maturity thereof or (ii) any amount that becomes due and payable on a Series B Payment Date in accordance with the terms of any Consideration Agreement and, in either case, such failure shall not have been cured within five Business Days thereafter, then the foregoing provisions of this Section 6.1 shall terminate and be of no further force and effect; provided that no termination of the foregoing provisions of this Section 6.1 shall invalidate or otherwise impair the effectiveness of any action taken during the period when this Section 6.1 was in effect and prior to the last day of such five Business Day period after such failure to pay.

                  6.2 Holdback Agreements. (a) KLM hereby agrees, during the period commencing on the date of this Agreement through and including July 31, 1998, not to transfer, sell, assign, exchange, mortgage, pledge, hypothecate or otherwise dispose of, directly or indirectly, any shares of Series A Preferred Stock, except (i) to NWA Corp. or (ii) with the prior written consent of NWA Corp.

                  (b) (i) KLM hereby agrees, during the period commencing on the date of this Agreement through and including the earlier of (A) June 1, 1997 and
(B) the 183rd day following the consummation of an offering of securities by NWA Corp. the proceeds of which are used to pay or prepay the amounts, if any, that are or become due and payable under the Series A Consideration or any Series B Consideration, not to transfer, sell, assign, exchange, mortgage, pledge, hypothecate or otherwise dispose of, directly or indirectly, any Series B Shares, except (x) to NWA Corp. or (y) with the prior written consent of NWA Corp.

                        (ii) KLM hereby agrees, during the period commencing on the date of this Agreement through and including July 31, 1998, not to transfer, sell, assign, exchange, mortgage, pledge, hypothecate or otherwise dispose of, directly or indirectly, any shares of Series B Preferred Stock, except (A) to NWA Corp., (B) with the prior written consent of NWA Corp. and (C) for Series B Shares, but solely to the extent that the transfer, sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition thereof is permitted pursuant to Section 6.2(b)(i) hereof.

                  6.3 Certain Actions. If either (a) the Series B Closing does not occur on or prior to the 30th day following the date of this Agreement (or, if such 30th day following the date of this Agreement is not a Business Day, on the next succeeding Business Day) because of the failure of the condition set forth in Section 5.2(a)(iii) or (b) NWA Corp. fails to pay in cash and in full any amount that becomes due and payable on a Series B Payment Date in accordance with the terms of any Series B Consideration and such failure shall not have been cured within five Business Days thereafter, then as promptly as practicable after the delivery of an Agent Bank Certificate or after the last day of such five Business Day period after such failure to pay, as the case may be:

                         (i) NWA Corp. shall take, in accordance with applicable law and its Certificate of Incorporation and by-laws, all action necessary to designate a series of its authorized but unissued preferred stock having terms identical to the terms of the Series B Preferred Stock (other than with respect to the liquidation preference thereof, which shall be $50.00 per share plus accrued and unpaid dividends thereon) and an aggregate liquidation preference at least equal to the aggregate liquidation preference of the shares of Series B Preferred Stock then beneficially owned by KLM (the "New Preferred Stock");

                        (ii) KLM shall exchange the shares of Series B Preferred Stock beneficially owned by KLM for shares of New Preferred Stock with an aggregate liquidation preference equal to the shares exchanged; and

                       (iii) NWA Corp. and KLM promptly shall enter into an amendment to the Series B Registration Rights Agreement, substantially in the form of Exhibit D hereto; provided, however, that nothing in this clause (iii) or such amendment shall be deemed to limit, or to have any effect on, the obligations of KLM pursuant to Section 6.2 hereof.

                                   ARTICLE VII

                                 INDEMNIFICATION

                  7.1 Tax Indemnification; Contest. (a) NWA Corp. hereby agrees to indemnify and hold harmless KLM from and against any United States federal income taxes imposed on a gross income basis, including interest and penalties, if any ("U.S. Withholding Taxes"), in respect of payments received by KLM for the Series A Shares and the Series B Shares, or under this indemnity, but only to the extent that KLM would not have been liable for such U.S. Withholding Taxes if KLM had sold the Series A Shares and the Series B Shares to an unrelated third party.

                  (b) Pursuant to Section 7.1(a) hereof, KLM represents that it is entitled to the benefits of the income tax treaty between the Kingdom of the Netherlands and the United States and that, under such treaty, KLM is entitled to a reduction from 30% to 5% in the rate at which U.S. Withholding Tax is imposed on dividends received by KLM from NWA Corp. In the event that such representation is not correct, any indemnification under Section 7.1(a) above will not exceed the amount which would have been paid if such representation had been correct. KLM agrees to furnish NWA Corp. with such documents and certificates as NWA Corp. may reasonably request in connection with KLM's claim to such reduced rate of U.S. Withholding Tax and any other claims for exemption from payment of U.S. Withholding Taxes.

                  (c) Pursuant to Sections 7.1(a) and (b) hereof, NWA Corp. hereby agrees to withhold a portion of the payments made in exchange for the Series A Shares and the Series B Shares for U.S. Withholding Taxes only in respect of the amount of the payments which constitutes accrued dividend income under Section 305(c) of the Internal Revenue Code or analogous provisions, and to withhold only 5% of such amount. NWA Corp. will not indemnify KLM under
Section 7.1(a) for such withheld amount.

                  (d) KLM hereby agrees to notify NWA Corp. in writing, promptly upon receipt by KLM or one of its Affiliates (but in no event later than 30 days after receipt), of notice of any pending or threatened United States federal income tax audit or assessment which may affect the liability of NWA Corp. under
Section 7.1(a) hereof. NWA Corp. shall have the sole right, at the sole cost and expense of NWA Corp., to represent KLM's interests, in either KLM's name or its own as appropriate, in any such tax audit (or administrative or court proceeding relating thereto) and to employ counsel of its choice, select the appropriate forum, settle or challenge such claim, and make similar relevant decisions and determinations, all in its sole discretion. KLM shall provide such assistance and cooperation in respect of any contest as is reasonably requested by NWA Corp.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  8.1 Termination or Abandonment of Agreement. This Agreement may be terminated or abandoned at any time prior to the Closings hereunder:

                  (a)  by mutual consent of the parties in writing;

                  (b) by KLM, by written notice to NWA Corp., if there has been a material breach of any representation, warranty or covenant made in this Agreement by NWA Corp. and such breach, if it is reasonably susceptible of being cured, has not been cured within 15 days after written notice by KLM to NWA Corp. of such breach; or

                  (c) by NWA Corp., by written notice to KLM, if there has been a material breach of any representation, warranty or covenant made in this Agreement by KLM and such breach, if it is reasonably susceptible of being cured, has not been cured within 15 days after written notice by NWA Corp. to KLM of such breach.

                  In the event of any termination of the Agreement as provided in this Section 8.1, this Agreement shall forthwith become wholly void and of no further force and effect and there shall be no liability on the part of NWA Corp. or KLM with respect to any obligations set forth in this Agreement. Notwithstanding the foregoing provisions of this Section 8.1, but without prejudice to the provisions of Section 6.1(i) of this Agreement, Sections 6.1, 6.2, 6.3, 7.1, 8.2, 8.5, 8.8, 8.10, 8.11 and 8.12 of this Agreement shall remain in full force and effect, and termination hereof shall not preclude either party from suing the other party for breach of this Agreement.

                  8.2 Expenses. All fees, commissions and other expenses incurred by any party hereto in connection with the negotiation of this Agreement and in preparing to consummate the exchange of the Shares and the other transactions contemplated hereby, including any fees and expenses of their respective counsel and financial advisors, shall be borne by the party incurring such fee or expense.

                  8.3 Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other parties.

                  8.4 Notices. All notices, request, demands or other communications provided herein shall be made in writing and shall be deemed to have been duly given if delivered as follows:

                  If to NWA Corp.:

                           2700 Lone Oak Parkway
                           Eagan, Minnesota  55121
                           Attention:  Senior Vice President, General Counsel
                                       and Secretary
                           Fax:  (612) 726-7123

                           with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Attention:  Wilson Neely, Esq.
                           Fax:  (212) 455-2502

                  If to KLM:

                           Koninklijke Luchtvaart Maatschappij N.V.
                           Amsterdamseveg 55
                           1192 G P Amstelveen
                           The Netherlands
                           Attention:  Senior Vice President and General Counsel
                           Fax:  011-3120-648-8096

                           with a copy to:

                           Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, New York  10019
                           Attention:  Daniel Cunningham, Esq.
                           Fax:  (212) 474-3700

or to such other address as either party shall have specified by notice in writing to the other party. All such notices, requests, demands and communications shall be deemed to have been received on (i) the date of delivery if sent by messenger, (ii) on the Business Day following the Business Day on which delivered to a recognized courier service if sent by overnight courier,
(iii) on the date received, if sent by fax or (iv) on the fifth business day after the mailing thereof if sent by mail.

                  8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and to be performed in New York and without regard to the application of principles of conflict of laws.

                  8.6 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  8.7 Successors and Assigns. This Agreement shall not be assignable by KLM without the prior written consent of NWA Corp. or by NWA Corp. without the prior written consent of KLM; provided, however, that NWA Corp. may assign all or any part of its interest in this Agreement to any of its Affiliates if such Affiliate undertakes in writing to perform NWA Corp.'s obligations hereunder and provided, further, that no such assignment shall relieve NWA Corp. of its obligations hereunder and NWA Corp. shall unconditionally guarantee the performance by such assignee of the obligations of NWA Corp. hereunder pursuant to a written instrument satisfactory to KLM. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors in interest and assigns.

                  8.8 Entire Agreement; No Oral Waiver. This Agreement, the Consideration Agreements and the certificates and other documents contemplated hereby constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties in connection therewith. No covenant or condition or representation not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action, suit or other proceeding involving this Agreement or the transactions contemplated hereby. This Agreement may not be changed or terminated orally, nor shall any change, termination or attempted waiver of any of the provisions of this Agreement be binding on any party unless in writing signed by the parties hereto. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement and no waiver of any provision of or default under this Agreement shall affect the right of any party thereafter to enforce any other provision or to exercise any right or remedy in the event of any other default, whether or not similar.

                  8.9 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

                  8.10 No Third-Party Rights. Nothing in this Agreement, expressed or implied, shall or is intended to confer upon any Person other than the parties hereto or their respective successors or assigns, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

                  8.11 Submission To Jurisdiction. Each of the parties hereto hereby irrevocably unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to or arising from this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the United States of America sitting in the Southern District of New York;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 8.4; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other appropriate jurisdiction.

                  8.12 Certain Litigation Matters. Each party hereto agrees that the fact of this Agreement, the subject matter hereof, any prior communications or understandings with respect hereto or thereto or the subject matter hereof or thereof shall not be referred to in any manner in any litigation pending on the date hereof to which KLM and NWA Corp. both are parties, or any appeal or retrial thereof, including without limitation in any recital of facts or procedural history or in support of or to provide a basis for any claim, counterclaim, defense or assertion of any kind therein.

                  8.13 Remedies. In the event of any failure or refusal by any party to comply with any covenant or agreement contained in this Agreement the other party shall have the right to pursue the remedy of specific performance.

                  8.14 Brokers and Finders. Each party shall bear all costs and expenses, and shall indemnify the other party for all costs and expenses, relating to the retention by such party of any finder or broker in connection with the transactions contemplated by this Agreement.

                  8.15 Further Assurances. From time to time, at the reasonable request of the other party hereto and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  8.16 Letter Agreement. NWA Corp. hereby confirms and agrees that nothing in this Agreement shall be deemed to amend or affect NWA Corp.'s obligations under that certain letter agreement dated December 23, 1993 between NWA Corp. and KLM with respect to U.S. withholding taxes.

                  IN WITNESS WHEREOF, the parties have executed, delivered and entered into this Agreement as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION



By: /S/ Thomas S. Schreier, Jr.
Name:   Thomas S. Schreier, Jr.
Title:  Vice President - Finance
        & Asst. Treasurer

KONINKLIJKE LUCHTVAART MAATSCHAPPIJ
         N.V.



By: /S/ H.A. Petermeijer
Name:   H.A. Petermeijer
Title:  Finance Manager Holdings



By:
   Name:
   Title:


                                                                Exhibit A to the
                                                        Share Exchange Agreement


                          FORM OF [SUBORDINATED]1/ NOTE


$____________                                                 New York, New York
                                                              _________ __, 1996

                  FOR VALUE RECEIVED, Northwest Airlines Corporation, a Delaware corporation ("NWA Corp."), hereby unconditionally promises to pay to Koninklijke Luchtvaart Maatschappij N.V., a Netherlands corporation ("KLM"), on __________ __, 199_ (the "Maturity Date"), in lawful money of the United States of America and in immediately available funds, the principal amount of ________________ DOLLARS ($_____________). NWA Corp. further agrees to pay interest on the unpaid principal amount outstanding hereunder from the date hereof in like money at the rates and on the dates specified herein.

                  Interest on any unpaid principal amount referred to in the previous paragraph shall accrue at a rate per annum equal to LIBOR (as defined in the Share Exchange Agreement dated as of June __, 1996 (the "Share Exchange Agreement") between NWA Corp. and KLM) plus 1.125% and shall be payable in full at the Maturity Date.

                  If all or a portion of the principal amount (including interest accrued thereon) of this Note shall not be paid at the Maturity Date, then, for the period from and including the day following the Maturity Date to and including the day when payment of the unpaid principal amount (including interest accrued thereon) of this Note is made, the unpaid principal amount (including interest accrued thereon) of this Note shall accrue interest at a rate per annum equal to LIBOR plus 3.125%.

                  Interest payable hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed in the period for which payable.

                  KLM shall not be permitted to transfer, assign or pledge all or any portion of this Note without the prior written consent of NWA Corp., which consent shall not be unreasonably withheld.

                  NWA Corp. may at any time and from time to time prepay this Note, in whole or in part, without premium, penalty or discount, provided that at the time of any prepayment accrued interest with respect to any principal being prepaid shall also be paid.

- --------
1/       For Series A Consideration only.


                  [Payment of the principal of and interest on this Note is subordinated in right of payment to the prior payment in full of all indebtedness of NWA Corp. under the Credit Agreement (as defined in the Share Exchange Agreement) (including interest accruing thereon after the filing of a petition or similar action commencing bankruptcy, reorganization or similar proceedings), whether outstanding on the date of this Note or hereafter incurred (the "Senior Indebtedness"), but shall rank pari passu with all unsubordinated, unsecured indebtedness of NWA Corp., other than the Senior Indebtedness.

                  This Note will be subordinated to Senior Indebtedness in the following manner:

                  (a) in the event of any insolvency, bankruptcy or other similar proceeding relating to NWA Corp. or its property, any voluntary liquidation, dissolution or other winding up of NWA Corp., or any assignment for the benefit of its creditors or any other marshalling of its assets, all Senior Indebtedness shall first be paid in full before any payment or distribution is made on account of this Note; and


                  (b) no payment shall be made by NWA Corp. on account of principal of or interest on this Note if there shall have occurred a default in the payment of the principal of or interest on any Senior Indebtedness, or if there shall have occurred, or such payment would create, an event of default (or an event which, with the giving of notice or the passage of time or both, would become an event of default) with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist.]

                  [Any obligations of NWA Corp. relating to or arising from this Note, including payment of the principal hereof and interest hereon, shall rank pari passu with any and all obligations of NWA Corp. under the Credit Agreement and any unsubordinated, unsecured indebtedness of NWA Corp.]

                  NWA Corp. hereby waives presentment, demand, protest and all other notices of any kind.

                  The following events shall constitute "Events of Default" hereunder: (a) NWA Corp. fails to pay the principal amount hereof or any interest thereon on the Maturity Date; or (b)(i) NWA Corp. shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction,

- --------
2/ For Series A Consideration only.
3/ For Series B Consideration only.



domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or NWA Corp. shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against NWA Corp. any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against NWA Corp. any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) NWA Corp. shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) NWA Corp. shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due. Upon the occurrence of any Event of Default, KLM may declare the entire outstanding principal amount hereof and accrued unpaid interest immediately due and payable.

                  No payment of principal or interest under this Note or other payment required to be made by NWA Corp. by the terms of this Note shall be subject to any right of set-off, counterclaim, defense, abatement, suspension, deferment or reduction for any reason whatsoever.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS ENTERED INTO AND TO BE PERFORMED IN NEW YORK AND WITHOUT REGARD TO THE APPLICATION OF PRINCIPLES OF CONFLICT OF LAWS.

                  IN WITNESS WHEREOF, NWA Corp. has caused this Note to be duly executed the day and year first above written.

NORTHWEST AIRLINES CORPORATION



By:____________________________
   Name:
   Title:




                                                                Exhibit B to the
                                                        Share Exchange Agreement

                            SHARE PURCHASE AGREEMENT

                  SHARE PURCHASE AGREEMENT dated as of ________ __, 1996 (this "Agreement") between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA Corp."), and KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., a Netherlands corporation ("KLM").

                              W I T N E S S E T H:

                  The parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms which are defined in the Share Exchange Agreement and used herein are used herein as so defined and the following terms have the following meanings:

                  "Exchange Agreement Date" means June 28, 1996.

                  "Purchase Price" means, on the Series B Payment Date hereunder, an amount equal to the sum of the aggregate Series B Base Values of all Series B Shares to be purchased and sold on such Series B Payment Date, plus an amount equal to (A) the aggregate Series B Base Values of all such Series B Shares multiplied by (B) LIBOR plus 1.125% multiplied by (C) a fraction, the numerator of which is equal to the actual number of days from and including the date of the Share Exchange Agreement to and including such Series B Payment Date and the denominator of which is 360; provided that, if the Purchase Price for any Series B Shares shall not be paid on the Series B Payment Date pursuant to this Agreement, then, solely with respect to such Series B Shares, for the period from and including the day following such Series B Payment Date to and including the day when payment of the Purchase Price is made, the percentage stated in clause (B) above shall be "3.125%".

                  "Series B Payment Date" means __________, 199_.1/

                  "Series B Shares" means an aggregate of _______ shares of Series B Preferred Stock.

                  "Share Exchange Agreement" means the Share Exchange Agreement dated as of June 28, 1996 between NWA Corp. and KLM, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  SECTION 2. Purchase and Sale. KLM unconditionally agrees to sell to NWA Corp., and NWA Corp. unconditionally agrees

- --------
1/ Insert date not later than June 13, 1997.


to purchase from KLM, at the Series B Closing (as defined in Section 5), all of the Series B Shares.

                  SECTION 3. Delivery of Shares. At the Series B Closing, KLM shall deliver to NWA Corp. a certificate or certificates representing all of the Series B Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed.

                  SECTION 4. Consideration. At the Series B Closing, NWA Corp. shall deliver to KLM by wire transfer in immediately available funds to an account specified by KLM in writing to NWA Corp. no fewer than two Business Days prior to the Series B Payment Date, an amount in Cash equal to the Purchase Price for the Series B Shares.

                  SECTION 5. Closing. The closing of the purchase and sale of the Series B Shares provided for in this Agreement (the "Series B Closing") shall take place at the offices of Simpson Thacher & Bartlett at 10:00 a.m., New York City time, on the Series B Payment Date, or at such other time and place as the parties hereto shall agree upon in writing.

                  SECTION 6. Legend; Transfers of Series B Shares. All of the Series B Shares shall be marked with a legend in the following form:

         "THESE SHARES ARE SUBJECT TO AN AGREEMENT TO PURCHASE THAT IS BINDING ON ALL HOLDERS HEREOF. THE PURCHASE PRICE AND THE OTHER TERMS OF SUCH AGREEMENT ARE CONTAINED IN THE SHARE PURCHASE AGREEMENT DATED AS OF ____________, 1996 BETWEEN NORTHWEST AIRLINES CORPORATION AND KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V."

                  KLM shall not sell or otherwise transfer any of the Series B Shares to any Person except to the extent permitted by the Share Exchange Agreement. Any transferee of the Series B Shares (other than any transferee in a transfer permitted by the Share Exchange Agreement) shall be bound by this Agreement as if it were KLM and KLM shall continue to be bound hereby as to any Series B Shares which it continues to own following any such transfer.

                  SECTION 7. Miscellaneous. (a) Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other parties.

                  (b) Notices. All notices, request, demands or other communications provided herein shall be made in accordance with the provisions of Section 8.4 of the Share Exchange Agreement.
                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and to be performed in New York and without regard to the application of principles of conflict of laws.

                  (d) Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  (e) Successors and Assigns. This Agreement shall not be assignable by KLM without the prior written consent of NWA Corp. or by NWA Corp. without the prior written consent of KLM; provided, however, that NWA Corp. may assign all or any part of its interest in this Agreement to any of its Affiliates if such Affiliate undertakes in writing to perform NWA Corp.'s obligations hereunder, and provided further that no such assignment shall relieve NWA Corp. of its obligations hereunder and NWA Corp. shall unconditionally guarantee the performance by such assignee of the obligations of NWA Corp. hereunder pursuant to a written instrument satisfactory to KLM. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors in interest and assigns.

                  (f) Entire Agreement; No Oral Waiver. This Agreement, the Share Exchange Agreement, the other Consideration Agreements and the certificates and other documents contemplated hereby and thereby constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties in connection therewith. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action, suit or other proceeding involving this Agreement or the transactions contemplated hereby. This Agreement may not be changed or terminated orally, nor shall any change, termination or attempted waiver of any of the provisions of this Agreement be binding on any party unless in writing signed by the parties hereto. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement and no waiver of any provision of or default under this Agreement shall affect the right of any party thereafter to enforce any other provision or to exercise any right or remedy in the event of any other default, whether or not similar.

                  (g) Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

                  (h) Submission To Jurisdiction. Each of the parties hereto hereby irrevocably unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to or arising from this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the United States of America sitting in the Southern District of New York;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 8.4 of the Share Exchange Agreement; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other appropriate jurisdiction.

                  (i) Remedies. In the event of any failure or refusal by any party to comply with any covenant or agreement contained in this Agreement the other party shall have the right to pursue the remedy of specific performance.

                  (j) Brokers and Finders. Each party shall bear all costs and expenses, and shall indemnify the other party for all costs and expenses, relating to the retention by such party of any finder or broker in connection with the transactions contemplated by this Agreement.

                  (k) Further Assurances. From time to time, at the reasonable request of the other party hereto and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  (l) Bankruptcy. If (i) NWA Corp. shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or NWA Corp. shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against NWA Corp. any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against NWA Corp. any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) NWA Corp. shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) NWA Corp. shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, then KLM shall have the right to accelerate the date of the Series B Closing by notice delivered to NWA Corp.

                  IN WITNESS WHEREOF, the parties have executed, delivered and entered into this Agreement as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION



By:
   Name:
   Title:

KONINKLIJKE LUCHTVAART MAATSCHAPPIJ
         N.V.



By:
   Name:
   Title:



By:
   Name:
   Title:




                                                                Exhibit C to the
                                                        Share Exchange Agreement

                               PUT/CALL AGREEMENT

                  PUT/CALL AGREEMENT dated as of ________ __, 1996 (this "Agreement") between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA Corp."), and KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., a Netherlands corporation ("KLM").

                              W I T N E S S E T H:

                  The parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms which are defined in the Share Exchange Agreement and used herein are used herein as so defined and the following terms have the following meanings:

                  "Call Option" means the option to purchase shares of Series B Preferred Stock granted to NWA Corp. under Section 3 hereof.

                  "Exchange Agreement Date" means June 28, 1996.

                  "Exercise Price" means, on any Series B Payment Date hereunder, an amount equal to the sum of the aggregate Series B Base Values of the Series B Shares to be purchased and sold on such Series B Payment Date, plus an amount equal to (A) the aggregate Series B Base Values of such Series B Shares multiplied by (B) LIBOR plus 1.125% multiplied by (C) a fraction, the numerator of which is equal to the actual number of days from and including the date of the Share Exchange Agreement to and including such Series B Payment Date and the denominator of which is 360; provided that, if the Exercise Price for any Series B Shares shall not be paid on any Series B Payment Date pursuant to this Agreement, then, solely with respect to such Series B Shares, for the period from and including the day following such Series B Payment Date to and including the day when payment of the Exercise Price is made, the percentage stated in clause (B) above shall be "3.125%".

                  "Options" means the collective reference to the Put Option and the Call Option.

                  "Put Option" means the option to sell shares of Series B Preferred Stock granted to KLM under Section 2 hereof.

                  "Series B Payment Date" means the Business Day immediately following the date of exercise of an Option hereunder; provided that the Series B Payment Date shall not be later than June 16, 1997.


                  "Series B Shares" means an aggregate of _______ shares of Series B Preferred Stock.

                  "Share Exchange Agreement" means the Share Exchange Agreement dated as of June 28, 1996 between NWA Corp. and KLM, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  SECTION 2. Put Option. (a) NWA Corp. hereby grants to KLM an irrevocable option to sell to NWA Corp. (and, upon exercise of such option in accordance herewith, NWA Corp. agrees to purchase from KLM) the Series B Shares owned by KLM on the date of exercise of the Put Option, on the terms and conditions set forth herein.

                  (b) (i) At any time during business hours and before 5:30 p.m., New York City time, on any of June 11, 1997, June 12, 1997 or June 13, 1997, KLM may exercise the Put Option, as a whole and not in part, by delivering to NWA Corp. at its address and in the manner specified in Section 8.4 of the Share Exchange Agreement, a written notice of KLM's election to exercise the Put Option for the Exercise Price set forth herein, which notice shall specify the Series B Payment Date requested by KLM (if other than the next succeeding Business Day). Unless otherwise instructed in writing by KLM, payment of the purchase price for the Series B Shares to be purchased on such Series B Payment Date shall be made by wire transfer for the account of KLM to Citibank, N.A., New York, New York, Account No. 40642577. The Put Option may be exercised only on one occasion and shall not be exercisable if the Call Option previously has been exercised (on one or more occasions) with respect to all of the Series B Shares, unless Series B Payment Date(s) with respect to all of the Series B Shares subject to the Call Option have occurred, but the purchase(s) and sale(s) of all the Series B Shares with respect thereto have not occurred.

                  (ii) The closing of the purchase and sale of the Series B Shares in connection with any Put Option exercise (the "Series B Closing") shall take place at the offices of Simpson Thacher & Bartlett at 10:00 a.m., New York City time, on the Series B Payment Date, or at such other time and place as the parties hereto shall agree upon in writing. At the Series B Closing:

                  (A) KLM shall deliver to NWA Corp. a certificate or certificates representing all of the Series B Shares with respect to which the Put Option has been exercised, duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed; and

                  (B) NWA Corp. shall pay, by wire transfer in immediately available funds to the account specified by KLM in its notice of exercise of the Put Option, an amount in cash equal to the Exercise Price for such Series B Shares.

                  SECTION 3. Call Option. (a) KLM hereby grants to NWA Corp. an irrevocable option to purchase from KLM (and, upon exercise of such option in accordance herewith, KLM agrees to sell to NWA Corp.), on one or more occasions and from time to time, any or all of the Series B Shares owned by KLM on the date of exercise of the Call Option, on the terms and conditions set forth herein.

                  (b) (i) At any time during business hours and before 5:30 p.m., New York City time, on any Business Day occurring from and including the date hereof and ending on and including June 3, 1997, NWA Corp. may exercise the Call Option, as a whole or from time to time in part, by delivering to KLM at its address and in the manner specified in Section 8.4 of the Share Exchange Agreement, a written notice of NWA Corp.'s election to exercise the Call Option for the Exercise Price set forth herein, which notice shall specify the Series B Payment Date requested by NWA Corp. (if other than the next succeeding Business
Day) and the number of Series B Shares which NWA Corp. desires to purchase pursuant to such exercise; provided that any such Series B Payment Date specified in such notice shall in no event be later than June 10, 1997. Unless otherwise furnished in writing to NWA Corp. by KLM following KLM's receipt of the notice of exercise pursuant to this Section 3(b)(i), payment of the purchase price for the Series B Shares elected to be purchased on such Series B Payment Date shall be made by wire transfer for the account of KLM at Citibank, N.A., New York, New York, Account No. 40642577.

                  (ii) The Series B Closing in connection with any Call Option exercise shall take place at the offices of Simpson Thacher & Bartlett at 10:00 a.m., New York City time, on the Series B Payment Date, or at such other time and place as the parties hereto shall agree upon in writing. At the Series B Closing:

                  (A) KLM shall deliver to NWA Corp. a certificate or certificates representing all of the Series B Shares subject to such exercise of the Call Option, duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed; and

                  (B) NWA Corp. shall pay, by wire transfer in immediately available funds to the account specified by KLM in Section 3(b)(i), an amount in cash equal to the Exercise Price for such Series B Shares.

                  SECTION 4. Legend; Transfers of Series B Shares. All of the Series B Shares shall be marked with a legend in the following form:

         "THESE SHARES ARE SUBJECT TO AN OPTION TO PURCHASE THAT IS BINDING ON ALL HOLDERS HEREOF. THE EXERCISE PRICE
         AND THE OTHER TERMS OF SUCH OPTION ARE CONTAINED IN THE PUT/CALL AGREEMENT DATED AS OF ____________, 1996 BETWEEN NORTHWEST AIRLINES CORPORATION AND KONINKLIJKE
         LUCHTVAART MAATSCHAPPIJ N.V."

                  KLM shall not sell or otherwise transfer any of the Series B Shares to any Person except to the extent permitted by the Share Exchange Agreement. Any transferee of the Series B Shares (other than any transferee in a transfer permitted by the Share Exchange Agreement) shall be bound by this Agreement as if it were KLM and KLM shall continue to be bound hereby as to any Series B Shares which it continues to own following any such transfer.

                  SECTION 5. Miscellaneous. (a) Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other parties.

                  (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and to be performed in New York and without regard to the application of principles of conflict of laws.

                  (c) Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  (d) Successors and Assigns. This Agreement shall not be assignable by KLM without the prior written consent of NWA Corp. or by NWA Corp. without the prior written consent of KLM; provided, however, that NWA Corp. may assign all or any part of its interest in this Agreement to any of its Affiliates if such Affiliate undertakes in writing to perform NWA Corp.'s obligations hereunder, and provided further that no such assignment shall relieve NWA Corp. of its obligations hereunder and NWA Corp. shall unconditionally guarantee the performance by such assignee of the obligations of NWA Corp. hereunder pursuant to a written instrument satisfactory to KLM. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors in interest and assigns.

                  (e) Entire Agreement; No Oral Waiver. This Agreement, the Share Exchange Agreement, the other Consideration Agreements and the certificates and other documents contemplated hereby and thereby constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties in connection therewith. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action, suit or other proceeding involving this Agreement or the transactions contemplated hereby. This Agreement may not be changed or terminated orally, nor shall any change, termination or attempted waiver of any of the provisions of this Agreement be binding on any party unless in writing signed by the parties hereto. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement and no waiver of any provision of or default under this Agreement shall affect the right of any party thereafter to enforce any other provision or to exercise any right or remedy in the event of any other default, whether or not similar.

                  (f) Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

                  (g) Submission To Jurisdiction. Each of the parties hereto hereby irrevocably unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the United States of America sitting in the Southern District of New York;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 8.4 of the Share Exchange Agreement; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other appropriate jurisdiction.

                  (h) Remedies. In the event of any failure or refusal by any party to comply with any covenant or agreement contained in this Agreement the other party shall have the right to pursue the remedy of specific performance.

                  (i) Brokers and Finders. Each party shall bear all costs and expenses, and shall indemnify the other party for all costs and expenses, relating to the retention by such party of any finder or broker in connection with the transactions contemplated by this Agreement.

                  (j) Further Assurances. From time to time, at the reasonable request of the other party hereto and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  (k) Bankruptcy. If (i) NWA Corp. shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or NWA Corp. shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against NWA Corp. any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against NWA Corp. any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) NWA Corp. shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) NWA Corp. shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, then, notwithstanding anything to contrary contained in this Agreement, so long as the last date on which the Put Option may be exercised hereunder shall not have occurred, KLM shall have the immediate right to exercise the Put Option.


                  IN WITNESS WHEREOF, the parties have executed, delivered and entered into this Agreement as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION



By:
   Name:
   Title:

KONINKLIJKE LUCHTVAART MAATSCHAPPIJ
         N.V.



By:
   Name:
   Title:



By:
   Name:
   Title:


                                                                Exhibit D to the
                                                        Share Exchange Agreement


                  FIRST AMENDMENT dated as of ______ __, 1996 (this "First Amendment") to the Series B Preferred Stock Registration Rights Agreement, dated as of July 21, 1989 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Registration Rights Agreement"), originally by and among NORTHWEST AIRLINES CORPORATION (formerly known as Wings Holdings, Inc.), a Delaware corporation (the "Company"), ELDERS FINANCE INC., BANKERS TRUST NEW YORK CORPORATION, KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V. ("KLM") and WINGS ASSOCIATES, L.P.


                              W I T N E S S E T H:


                  WHEREAS, the Company has requested the Holders (as defined in the Registration Rights Agreement) to amend the Registration Rights Agreement in the manner provided for herein; and

                  WHEREAS, the Holders are willing to agree to the requested amendments upon the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given to them in the Registration Rights Agreement.

                  2. Amendment of Section 1. The definition of "Registrable Securities" in Section 1 of the Registration Rights Agreement is hereby amended by deleting in its entirety the first sentence thereof and substituting in lieu thereof a new first sentence which shall read as follows:

                  "'Registrable Securities' shall mean any Series B Preferred Stock issued or issuable pursuant to the Purchase Agreement, any Series B Preferred Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification and any New Preferred Stock (as defined in the Share Exchange Agreement dated as of June 28, 1996 between the Company and KLM) issued and exchanged for shares of Series B Preferred Stock."

                  3. Amendment to Section 2. Section 2 of the Registration Rights Agreement is hereby amended by deleting in its entirety paragraph (f) thereof and substituting in lieu thereof a new paragraph (f) which shall read as follows:

                  "(f) Selection of Underwriters. (i) If a requested registration pursuant to this Section 2 involves an underwritten offering initiated at KLM's request, KLM shall have the right, in its sole discretion, to select the investment banker or bankers and managers to administer the offering.

                  (ii) Except as otherwise provided in clause (i) above, if a requested registration pursuant to this Section 2 involves an underwritten offering, the Company shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to Holders of a majority of the Registrable Securities which the Company has been requested to register."

                  4. Amendment of Section 5. Section 5 of the Registration Rights Agreement is hereby amended as follows:

                  (a) by adding the phrase "(only with respect to preferred equity securities or any securities convertible into or exchangeable or exercisable for preferred equity securities)" after the phrase "and the Company hereby also so agrees" in the fourteenth line of paragraph (a) thereof; and

                  (b) by deleting therefrom each reference to the words "equity securities" appearing in the fifteenth and seventeenth lines of paragraph (a) thereof and substituting in lieu thereof the words "preferred equity securities".

                  5. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Registration Rights Agreement are and shall remain in full force and effect.

                  6. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS ENTERED INTO AND TO BE PERFORMED IN NEW YORK AND WITHOUT REGARD TO THE APPLICATION OF PRINCIPLES OF CONFLICT OF LAWS.

                  7. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION



By:
   Name:
   Title:


HOLDERS:

KONINKLIJKE LUCHTVAART MAATSCHAPPIJ
    N.V.



By:
   Name:
   Title:


RICHARD C. BLUM & ASSOCIATES -- NWA
    PARTNERS, L.P.



By:
   Name:
   Title: